THE ALGER INSTITUTIONAL FUNDS

                     SUPPLEMENT DATED AUGUST 2, 2006 TO THE
                        PROSPECTUSES DATED MARCH 1, 2006
                             AS SUPPLEMENTED TO DATE

The following sentence replaces the second sentence of the first paragraph under the heading "Portfolio Managers" on page 18 of the Prospectuses:

         Dan C. Chung, CFA, Jill Greenwald, CFA, Patrick Kelly, CFA, Kevin Collins, CFA, John A. Curry, Anne Meisner, and Andrew Silverberg are the individuals responsible for the day-to-day management of Fund investments.

In addition, the description regarding Mr. Mulle is deleted from the descriptions of portfolio managers on page 19 of the Prospectuses. Thomas Mulle is no longer employed by the Manager.








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